Raymond James 2023 Transportation Day Brent Yeagy – President & CEO August 10, 2023

This presentation contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey Wabash National Corporation's (the "Company") current expectations or forecasts of future events. All statements contained in this presentation other than statements of historical fact are forward-looking statements. These forward-looking statements include, among other things, all statements regarding the Company’s outlook for trailer and truck body shipments, backlog, expectations regarding demand levels for trailers, truck bodies, non-trailer equipment and our other diversified product offerings, pricing, profitability and earnings, cash flow and liquidity, opportunity to capture higher margin sales, new product innovations, our growth and diversification strategies, our expectations for improved financial performance during the course of the year and our expectations with regards to capital allocation. These and the Company’s other forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include the highly cyclical nature of our business, uncertain economic conditions including the possibility that customer demand may not meet our expectations, our backlog may not reflect future sales of our products, increased competition, reliance on certain customers and corporate partnerships, risks of customer pick- up delays, shortages and costs of raw materials including the impact of tariffs or other international trade developments, risks in implementing and sustaining improvements in the Company’s manufacturing operations and cost containment, dependence on industry trends and timing, supplier constraints, labor costs and availability, customer acceptance of and reactions to pricing changes, costs of indebtedness, and our ability to execute on our long-term strategic plan. Readers should review and consider the various disclosures made by the Company in this presentation and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the financial information included in this presentation contains non-GAAP financial measures, including operating EBITDA and margin, free cash flow, adjusted operating income and margin, adjusted net income attributable to common stockholders, adjusted diluted earnings per share, adjusted segment EBITDA, and adjusted segment EBITDA margin. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures and results calculated in accordance with GAAP, including net income, and reconciliations to GAAP financial statements should be carefully evaluated. Operating EBITDA includes noncontrolling interest and is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, debt transactions (including any loss on extinguishment charges), impairment and other, net, and other non-operating income and expense. Management believes providing operating EBITDA is useful for investors to understand the Company’s performance and results of operations period to period with the exclusion of the items identified above. Management believes the presentation of operating EBITDA, when combined with the GAAP presentations of operating income and net income, is beneficial to an investor’s understanding of the Company’s operating performance. Operating EBITDA Margin is calculated by dividing operating EBITDA by total net sales. A reconciliation of operating EBITDA to net income, the most comparable GAAP financial measure, is included in the appendix to this presentation. Free cash flow is defined as net cash provided by (used in) operating activities minus cash payments for capital expenditures minus expenditures for revenue generating assets. Management believes providing free cash flow is useful for investors to understand the Company’s performance and results of cash generation period to period with the exclusion of the item identified above. Management believes the presentation of free cash flow, when combined with the GAAP presentations of cash provided by operating activities, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of free cash flow to cash used in operating activities, the most comparable GAAP financial measure, is included in the appendix to this presentation. Adjusted operating income and margin, non-GAAP financial measures, exclude certain costs, expenses, other charges, gains or income that are included in the determination of operating income under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income and margin excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income and margin to provide investors with a better understanding of the Company’s view of our results as compared to prior periods. Adjusted operating income margin is calculated by dividing adjusted operating income by total net sales. A reconciliation of adjusted operating income to operating income, the most comparable GAAP financial measure, is included in the appendix to this presentation. Adjusted net income attributable to common stockholders and adjusted diluted earnings per share reflect no adjustments for any period presented. Management believes providing adjusted measures and excluding certain items facilitates comparisons to the Company’s prior year periods and, when combined with the GAAP presentation of net income and diluted net income per share, is beneficial to an investor’s understanding of the Company’s performance. A reconciliation of adjusted net income attributable to common stockholders and adjusted diluted earnings per share to net income attributable to common stockholders and diluted earnings per share, the most comparable GAAP financial measures, are included in the appendix to this presentation. Adjusted segment EBITDA, a non-GAAP financial measure, includes noncontrolling interest and is calculated by adding back segment depreciation and amortization expense to segment operating income, and excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income under GAAP, but that management would not consider important in evaluating the quality of the Company’s segment operating results as they are not indicative of each segment's core operating results or may obscure trends useful in evaluating the segment's continuing activities. Adjusted segment EBITDA Margin is calculated by dividing Adjusted segment EBITDA by segment total net sales. A reconciliation of adjusted segment EBITDA to income from operations, the most comparable GAAP financial measure, is included in the appendix to this presentation. Information reconciling any forward-looking Operating EBITDA, Operating EBITDA Margin, Adjusted Operating Income, Adjusted Operating Income Margin, Free Cash Flow, Adjusted EBITDA Margin, and Adjusted EPS to GAAP financial measures is unavailable to us without unreasonable effort. We cannot provide reconciliations of the above noted forward looking non-GAAP measures to GAAP financial measures because certain items required for such reconciliations are outside of our control and/or cannot be reasonably predicted. Preparation of such reconciliations would require a forward-looking balance sheet, statement of income and statement of cash flows, prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to us without unreasonable effort.

3 Key Messages • Wabash is the leader in transportation solutions with a portfolio of equipment spanning from First to Final Mile • Refreshed vision, mission and purpose pair with reorganization, rebranding to support strategy • Focus on strategic initiatives to reduce cyclicality and drive margin accretion in adjacent market spaces, underpinned by positive structural forces • Long-term agreements bringing Wabash closer to customers • 2023 financial outlook for record revenue, operating income and EPS Wabash – Changing How the World Reaches You™

Wabash Snapshot (NYSE: WNC)

1985	Lafayette, IN	$1.15B[1]	6,900	14	$2.7B	~12%
Founded	Headquarters	Market-cap	Global Employees	Manufacturing Locations	2023F Revenue Midpoint	2023F Operating Margin Midpoint

One Wabash Approach

TRANSPORTATION SOLUTIONS + PARTS & SERVICES

First Mile



- Long-haul routes of goods
- Driven by freight activity

Middle Mile



- Products moved into or redistributed among fulfillment centers
- Driven by strategic positioning of goods to allow for 2-day delivery or less

Final Mile



- Delivery of goods to home or final destination
- Driven by strong growth in eCommerce

87%
of 2022 Operating Income


Transportation Solutions

- Dry and Refrigerated Van Trailers
- Platform Trailers
- Tank Trailers
- Dry and Refrigerated Truck Bodies
- Service and Stake Bodies



Our Recurring Revenue Business

13%
of 2022 Operating Income


Parts & Services

- Aftermarket Parts and Service
- Composite Panels and Products
- Engineered Products
- OE Component Parts
- Upfitting Parts and Service

Leveraging the Industry's Broadest Portfolio Across All Phases of Transportation

[1] As of 8/7/2023

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WABASH

5WNC Investor Day | New Purpose, Vision and Mission PURPOSE To change how the world reaches you VISION To be the innovation leader of connected solutions for the transportation, logistics, and distribution industries MISSION To enable our customers to succeed with breakthrough ideas and solutions that help them move everything from First to Final Mile New Wabash Brand to Reflect Our Future Vision • Powerful change and symbolic for significant strategic changes as One Wabash • Redefining and reimagining our identity with all stakeholders Well-positioned at intersection of seismic shifts in core transportation, logistics and distribution markets • Develop innovative solutions that address customer needs • Customers increasingly focused on sustainability and carbon emissions reduction • Provide one-stop shop for First to Final Mile equipment 5

6WNC Investor Day | Rapid Progress Against 2025 Goals 2022 Achievements 2023 Outlook (Midpoint) 2025 Goals Revenue $2.5B $2.7B $3.0B Recurring Revenue1 $193M ~$250M $300M Operating Margin 6.7% ~12% 9% Operating EBITDA2 $224M $365M $330M Operating EBITDA Margin2 9% 13.5% 11% EPS $2.25 $4.45 $3.50 1 Recurring revenue reflects the Parts & Services reportable segment revenue. 2 Operating EBITDA includes noncontrolling interest and is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, debt transactions (including losses on debt extinguishment), impairment and other, net, and other non-operating income and expense. Operating EBITDA Margin is calculated by dividing Operating EBITDA by total net sales. See the appendix to this presentation for a reconciliation of Operating EBITDA to Net Income and for Operating EBITDA Margin. 6

7WNC Investor Day | Strategic Priorities Fueling Long-term Profitable Growth EXPAND GROW FOCUS Cold Chain Market Share (Refrigerated Applications) in Parts & Services Logistics Network Efficiency • Capture opportunities from goods moved through temp-controlled cold chain • Bring differentiated solutions to create customer value by leveraging innovative technology offerings • Unify Parts & Services revenue streams to drive alignment and growth focus • Organic growth opportunities within parts distribution and truck body upfitting • Connecting across transportation ecosystem to facilitate interactions and leverage our brand • Consumer expectations are changing • Technology advancements are accelerating disruption of traditional logistics models • Grow within rapidly expanding home delivery market by augmenting truck bodies with refreshed product offerings 7

8WNC Investor Day | eCommerce and Reshoring driving increased freight touches and increasing logistics complexity Well-Positioned to Benefit from Favorable Secular Growth Drivers Strong Tailwinds to Secular Demand Trends L O N G E R - T E R M D E M AN D T R E N D S U N D E R P I N N E D B Y P O S I T I V E D I S R U P T I V E F O R C E S Growing, consolidating customers are building diverse, nationwide networks Driver shortages and power-only offerings increasing the need for trailer pools Power-Only Brokerage • Brokerages facilitating efficiencies for carriers and shippers by controlling and strategically locating trailers to avoid live loads/unloads • Allows most fragmented segment of carriers to participate in drop & hook operations • Facilitates structurally higher trailer/tractor ratio 8 0 100,000 200,000 300,000 400,000 500,000 600,000 $M Reshoring Boosts Domestic Freight Touches U.S. Census Bureau – Private Construction Spending: Manufacturing

9WNC Investor Day | Customer-centric Organization Enables Better Execution of First to Final Mile Strategy Providing One Face to Customers for Our First to Final Mile Portfolio of Solutions Continuing to Progress and Enhance Our Customer Experience… FROM TO • Slightly better than average, transactional relationship • Created a very deep, multi-faceted, high- quality, high-value customer relationship with one point of sales contact • Streamlined commercial structure facilitates ease of interaction for purchasing across portfolio • Enhanced innovation to support rapidly changing future transportation needs with deeper strategic customer discussions • Strategic partner with a diverse portfolio of transportation equipment • Multiple sales contacts focused on specific products • Conversations on current customer needs • Strong vendor with reliable products Strategic Customers Fortifying Backlog • Inaugural long-term agreement with JB Hunt • 15,000+ trailer order over 2023 and 2024 • Increased order backlog to all-time record level as of December 2022 9

10WNC Investor Day | Growing Our Higher Margin Parts & Services Segment Growth in Parts & Services Increases Recurring Revenue within Wabash’s Portfolio $177 $193 $250 $300 2021 2022 2023E 2025E Increasing Amount of Recurring Revenue1 • Increasing recurring revenue provides increased stability through the cycle and a medium-term idiosyncratic growth opportunity • Carrying higher EBITDA margins, growth in Parts & Services generates margin accretion for Wabash • Synergistic relationship between segments as Parts & Services benefits from market-leading equipment portfolio while providing highly integrated after-sales support 11 1 Recurring evenue reflects the Parts & Services reportable segment revenue.

11 A Meaningful Step Forward in Financial Results $2.7B ~12% $4.45 Revenue (midpoint) Operating Margin (midpoint) EPS (midpoint) OTHER KEY METRICS • Revenue Range $2.6B to $2.8B • EPS Range $4.25 to $4.65 • SG&A: 6.0 - 6.5% of Sales • Intangible Amortization: $13M • Interest Expense: $23M • Capex: $100-110M • Tax Rate: 25% 2023 Financial Outlook ea i f l te r ar i i a cial es lts

APPENDIX

13 Condensed Consolidated Balance Sheets Unaudited - dollars in thousands June 30, 2023 December 31, 2022 Assets Current assets: Cash and cash equivalents $ 98,791 $ 58,245 Accounts receivable, net 231,748 255,577 Inventories, net 342,470 243,870 Prepaid expenses and other 55,419 34,927 Total current assets 728,428 592,619 Property, plant, and equipment, net 314,133 271,116 Goodwill 188,411 188,434 Intangible assets, net 92,824 99,231 Other assets 61,245 52,123 Total assets $ 1,385,041 $ 1,203,523 Liabilities and Stockholders’ Equity Current liabilities: Current portion of long-term debt $ — $ — Accounts payable 231,036 189,141 Other accrued liabilities 202,374 158,327 Total current liabilities 433,410 347,468 Long-term debt 396,138 395,818 Deferred income taxes 33,381 27,758 Other non-current liabilities 40,759 34,354 Total liabilities 903,688 805,398 Commitments and contingencies Noncontrolling interest 329 512 Total Wabash National Corporation stockholders' equity 481,024 397,613 Total liabilities, noncontrolling interest, and equity $ 1,385,041 $ 1,203,523

14 Condensed Consolidated Statements of Operations Unaudited - dollars in thousands Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Net sales $ 686,620 $ 642,769 $ 1,307,572 $ 1,189,530 Cost of sales 535,593 564,735 1,040,518 1,053,441 Gross profit 151,027 78,034 267,054 136,089 General and administrative expenses 37,318 30,944 73,358 57,276 Selling expenses 7,194 7,376 14,078 13,585 Amortization of intangible assets 3,203 3,803 6,406 8,842 Impairment and other, net 2 3 2 343 Income from operations 103,310 35,908 173,210 56,043 Other income (expense): Interest expense (4,987) (5,218) (9,981) (10,131) Other, net 475 (327) 862 (398) Other expense, net (4,512) (5,545) (9,119) (10,529) Income before income tax expense 98,798 30,363 164,091 45,514 Income tax expense 24,324 7,624 38,221 10,701 Net income 74,474 22,739 125,870 34,813 Net income attributable to noncontrolling interest 146 187 329 187 Net income attributable to common stockholders $ 74,328 $ 22,552 $ 125,541 $ 34,626 Net income attributable to common stockholders per share: Basic $ 1.57 $ 0.46 $ 2.64 $ 0.71 Diluted $ 1.54 $ 0.46 $ 2.58 $ 0.70 Weighted average common shares outstanding (in thousands): Basic 47,452 49,034 47,610 49,019 Diluted 48,373 49,535 48,737 49,662 Dividends declared per share $ 0.08 $ 0.08 $ 0.16 $ 0.16

15 Condensed Consolidated Statements of Cash Flows Unaudited - dollars in thousands Six Months Ended June 30, 2023 2022 Cash flows from operating activities Net income $ 125,870 $ 34,813 Adjustments to reconcile net income to net cash provided by operating activities Depreciation 13,760 16,482 Amortization of intangibles 6,406 8,842 Net loss (gain) on sale of property, plant and equipment 2 (642) Deferred income taxes 6,653 (139) Stock-based compensation 5,681 4,647 Impairment — 986 Non-cash interest expense 477 426 Accounts receivable 23,829 (55,114) Inventories (98,600) (67,717) Prepaid expenses and other (9,148) 814 Accounts payable and accrued liabilities 69,793 142,869 Other, net 1,608 (3,593) Net cash provided by operating activities 146,331 82,674 Cash flows from investing activities Cash payments for capital expenditures (55,820) (22,369) Expenditures for revenue generating assets (3,244) — Proceeds from the sale of assets — 1,445 Net cash used in investing activities (59,064) (20,924) Cash flows from financing activities Net cash (used in) provided by financing activities (46,721) 4,956 Net increase in cash, cash equivalents, and restricted cash 40,546 66,706 Cash, cash equivalents, and restricted cash at beginning of period 58,245 71,778 Cash, cash equivalents, and restricted cash at end of period $ 98,791 $ 138,484

Q2 QTD Segment Information

(Unaudited - dollars in thousands)

Three Months Ended June 30,	Wabash National Corporation 2023	Wabash National Corporation 2022
Units Shipped		
New trailers	11,825	13,670
New truck bodies	4,025	3,950
Used trailers	15	40

Three Months Ended June 30,	Transportation Solutions	Parts & Services	Corporate and Eliminations	Consolidated
2023				
New trailers	$ 523,537	$ —	$ (2,002)	$ 521,535
Used trailers	—	517	—	517
Components, parts and service	—	39,794	—	39,794
Equipment and other	107,145	21,755	(4,126)	124,774
Total net external sales	$ 630,682	$ 62,066	$ (6,128)	$ 686,620
Gross profit	$ 133,945	$ 17,082	$ —	$ 151,027
Income (loss) from operations	$ 115,806	$ 12,937	$ (25,433)	$ 103,310
Adjusted income (loss) from operations[1]	$ 115,806	$ 12,937	$ (25,433)	$ 103,310
2022				
New trailers	$ 508,430	$ 188	$ (361)	$ 508,257
Used trailers	—	1,120	—	1,120
Components, parts and service	—	37,473	—	37,473
Equipment and other	87,552	11,614	(3,247)	95,919
Total net external sales	$ 595,982	$ 50,395	$ (3,608)	$ 642,769
Gross profit	$ 66,055	$ 11,830	$ 149	$ 78,034
Income (loss) from operations	$ 47,973	$ 8,138	$ (20,203)	$ 35,908
Adjusted income (loss) from operations[1]	$ 47,973	$ 8,138	$ (20,203)	$ 35,908

[1] Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company's operating results as they are not indicative of the Company's core operating results or may obscure trends useful in evaluating the Company's continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company's view of our results as compared to prior periods.

16

WABASH

Q2 YTD Segment Information

(Unaudited - dollars in thousands)

Six Months Ended June 30,	Wabash National Corporation 2023	2022
Units Shipped		
New trailers	23,610	25,535
New truck bodies	7,835	7,435
Used trailers	30	60

Six Months Ended June 30,	Transportation Solutions	Parts & Services	Corporate and Eliminations	Consolidated
2023				
New Trailers	$ 1,008,785	$ —	$ (2,364)	$ 1,006,421
Used Trailers	—	1,056	—	1,056
Components, parts and service	—	75,476	—	75,476
Equipment and other	199,968	32,674	(8,023)	224,619
Total net external sales	$ 1,208,753	$ 109,206	$ (10,387)	$ 1,307,572
Gross profit	$ 237,549	$ 29,505	$ —	$ 267,054
Income (loss) from operations	$ 202,922	$ 22,146	$ (51,858)	$ 173,210
Adjusted income (loss) from operations[1]	$ 202,922	$ 22,146	$ (51,858)	$ 173,210
2022				
New Trailers	$ 946,393	$ 242	$ (672)	$ 945,963
Used Trailers	—	1,689	—	1,689
Components, parts and service	—	71,037	—	71,037
Equipment and other	151,654	24,135	(4,948)	170,841
Total net external sales	$ 1,098,047	$ 97,103	$ (5,620)	$ 1,189,530
Gross profit	$ 113,737	$ 22,352	$ —	$ 136,089
Income (loss) from operations	$ 79,670	$ 14,927	$ (38,554)	$ 56,043
Adjusted income (loss) from operations[1]	$ 79,670	$ 14,927	$ (38,554)	$ 56,043

[1] Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company's operating results as they are not indicative of the Company's core operating results or may obscure trends useful in evaluating the Company's continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company's view of our results as compared to prior periods.

17

WABASH

18 Reconciliation of Operating EBITDA and Operating EBITDA Margin Unaudited - dollars in thousands Operating EBITDA1: Twelve Months Ended December 31, 2022 2021 Net income $ 112,770 $ 1,164 Income tax expense 33,665 126 Interest expense 20,525 23,128 Depreciation and amortization 46,969 48,842 Stock-based compensation 9,746 7,059 Debt transactions1 — 9,504 Impairment and other, net 685 27,569 Other, net (318) (380) Operating EBITDA $ 224,042 $ 117,012 Net sales 2,502,129 1,803,268 Operating EBITDA margin1 9% 6% 1 Operating EBITDA includes noncontrolling interest and is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, debt transactions (including any losses on debt extinguishment), impairment and other, net, and other non-operating income and expense. Operating EBITDA margin is calculated as Operating EBITDA divided by net sales.